Fees Summary	Sep. 30, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,602.70
Total Transaction Valuation	17,000,000.00
Total Offset Amount	0.00
Net Fee	$ 2,602.70